EXHIBIT 32.1

Certification of Chief Executive Officer and Chief Financial Officer
pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
regarding Annual Report on Form 10-K for the year ended December 31, 2017

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Acacia Diversified Holdings, Inc., a Texas corporation (the “Company”), does hereby certify that, to his knowledge:

1.  The Company’s Annual Report on Form 10-K/A (Amendment No. 1) for the fiscal period ended December 31, 2017, (the “Form 10-K/A”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.  Information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented herein.

Date:  May 31, 2018

By: /s/ Richard K. Pertile
Richard K. Pertile,
Principal Executive Officer,
Chief Executive Officer,
Principal Financial Officer and
Chief Financial Officer